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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Landcorp, Inc. (the "Company") on Form S-8 of our report dated February 7, 2002, on our audits of the consolidated financial statements of the Company as of December, 31, 2001 and 2000 and for the years ended December 31, 2001, 2000, and 1999, which report is included in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
March 27, 2001